UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 8, 2025
Alliance Laundry Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42897	99-0444708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Shepard Street
Ripon, Wisconsin		54971
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (920) 748-3121
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On October 8, 2025, Alliance Laundry Holdings Inc., a Delaware corporation (the “Company”), priced its initial public offering (the “IPO”) of its common stock, par value $0.01 per share (the “Common Stock”), at an offering price of $22.00 per share. On October 8, 2025, in connection with the IPO, the Company and BDT Badger Holdings, LLC, a Delaware limited liability company (the “Selling Stockholder”), entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters specified therein.
The Company and the Selling Stockholder made certain customary representations, warranties and covenants and agreed to indemnify the underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). This description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by reference herein.
In connection with the IPO, the Company also entered into the following agreements:
•a Stockholders Agreement, dated October 8, 2025, by and between the Company and the Selling Stockholder (the “Stockholders Agreement”), a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein;
•a Registration Rights Agreement, dated October 8, 2025, by and between the Company and the Selling Stockholder (the “Registration Rights Agreement”), a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein; and
•an Amended and Restated Employment Agreement, dated October 9, 2025, by and between the Company and Michael D. Schoeb, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.
The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Company’s registration statement on Form S-1, as amended (File No. 333-290217) (the “Registration Statement”).
On October 10, 2025, the Company closed its IPO. The Company sold 24,390,243 shares of Common Stock, and the Selling Stockholder sold 13,170,731 shares of Common Stock. In addition, pursuant to the Underwriting Agreement, the Selling Stockholder granted the Underwriters an option to purchase 5,634,146 shares of Common Stock at the same price for a period of 30 days following October 8, 2025, which option was exercised in full by the Underwriters on October 9, 2025. The Company will use the net proceeds, approximately $495.7 million, from the IPO to repay outstanding indebtedness under its credit agreement.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under Item 5.03 below is incorporated by reference herein.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 8, 2025, in connection with the IPO, the Company entered into indemnification agreements with its directors and executive officers. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The terms of these agreements are substantially the same as the terms set forth in the form of such agreement previously filed as an exhibit to the Registration Statement.
These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”), provision of the Company’s Third Amended and Restated By-laws (the “By-laws”), agreement, vote of stockholders or disinterested directors or otherwise. The foregoing is only a summary of the material terms of the indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.
On October 9, 2025, in connection with the IPO, the Company entered into an Amended and Restated Employment Agreement with Michael D. Schoeb as Chief Executive Officer. The terms of this agreement, as set forth in Exhibit 10.3 hereto, are substantially the same as the terms described in the Registration Statement, as noted in Item 1.01 above.
On September 25, 2025, in connection with the IPO, the Company adopted the Alliance Laundry Holdings Inc. 2025 Omnibus Incentive Compensation Plan (the “2025 Plan”) and the Alliance Laundry Holdings Inc. 2025 Employee Stock Purchase Plan (the “2025 ESPP”), copies of which are filed as Exhibits 10.5 and 10.6 hereto, respectively, and are incorporated by reference herein. The terms of the 2025 Plan and 2025 ESPP are substantially the same as the terms described in, and set forth in each of the forms of the 2025 Plan and the 2025 ESPP previously filed as exhibits to, the Registration Statement; however, following the determination of the offering price on October 8, 2025, the initial share pool of the 2025 Plan and the 2025 ESPP was determined to be 9,864,490 and 2,959,347 shares of the Common Stock, respectively.
On October 10, 2025, in connection with the IPO, the Company granted a one-time equity award of restricted stock units to Michael D. Schoeb pursuant to the 2025 Plan. The terms of this grant are substantially the same as the terms described in the Registration Statement.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 8, 2025, the Charter, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the By-laws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. A description of the Company’s capital stock, after giving effect to the adoption of the Charter and By-laws, has previously been reported by the Company in the Registration Statement. The Charter and By-laws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 8.01. Other Events.
On October 10, 2025, the Company issued a press release announcing the closing of its IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated October 8, 2025, by and between Alliance Laundry Holdings Inc., BDT Badger Holdings, LLC, and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters specified therein.

3.1
Fourth Amended and Restated Certificate of Incorporation of Alliance Laundry Holdings Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form S-8 filed with the Commission on October 9, 2025).

3.2
Third Amended and Restated Bylaws of Alliance Laundry Holdings Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form S-8 filed with the Commission on October 9, 2025).

10.1	Stockholders Agreement, dated October 8, 2025, by and between Alliance Laundry Holdings Inc. and BDT Badger Holdings, LLC.

10.2	Registration Rights Agreement, dated October 8, 2025, by and between Alliance Laundry Holdings Inc. and BDT Badger Holdings, LLC.

10.3	Amended and Restated Employment Agreement, dated October 9, 2025, by and between Alliance Laundry Holdings Inc. and Michael D. Schoeb.

10.4
Form of Indemnification Agreement, by and between Alliance Laundry Holdings Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form S-1 filed with the Commission on September 12, 2025).

10.5
Alliance Laundry Holdings Inc. 2025 Omnibus Incentive Compensation Plan. (incorporated by reference to Exhibit 99.2 to the Company’s Registration Statement on Form S-8 filed with the Commission on October 9, 2025).

10.6
Alliance Laundry Holdings Inc. 2025 Employee Stock Purchase Plan. (incorporated by reference to Exhibit 99.3 to the Company’s Registration Statement on Form S-8 filed with the Commission on October 9, 2025).

99.1	Press Release, dated October 10, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY HOLDINGS INC.

Date: October 10, 2025

	By:	/s/ Michael D. Schoeb
Name: Michael D. Schoeb
Title: Chief Executive Officer